Exhibit 10.1.1.6
EXECUTION COPY
THIRD AMENDMENT
          THIRD AMENDMENT (this “Amendment”), dated as of December 20, 2006, to the Amended and Restated Revolving Credit, Term Loan and Guarantee Agreement, dated as of February 23, 2006 (as heretofore amended, supplemented or otherwise modified, the “Credit Agreement”), among (i) CALPINE CORPORATION (the “Borrower”), (ii) the subsidiaries of the Borrower named therein (the “Guarantors”), (iii) CREDIT SUISSE SECURITIES (USA) LLC and DEUTSCHE BANK SECURITIES INC. (“DBSI”), as joint syndication agents (in such capacities, collectively, the “Syndication Agents”), (iv) DEUTSCHE BANK TRUST COMPANY AMERICAS (“DB”), as administrative agent for the First Priority Lenders hereunder (in such capacity and including any successors, the “First Priority Agent”), (v) GENERAL ELECTRIC CAPITAL CORPORATION (including its successors, “GE Capital”), as Sub-Agent for the Revolving Lenders hereunder (in such capacity and including any successors, the “Sub-Agent”), (vi) CREDIT SUISSE (“CS”), as administrative agent for the Second Priority Term Lenders hereunder (in such capacity and including any successors, the “Second Priority Agent”), (vii) LANDESBANK HESSEN THÜRINGEN GIROZENTRALE, NEW YORK BRANCH, GE CAPITAL and HSH NORDBANK AG, NEW YORK BRANCH, as joint documentation agents for the First Priority Lenders hereunder, and BAYERISCHE LANDESBANK, GE CAPITAL and UNION BANK OF CALIFORNIA, N.A., as joint documentation agents for the Second Priority Lenders hereunder (in such capacities and including any successors, collectively, the “Documentation Agents”), and (viii) each of the financial institutions from time to time party thereto (collectively, the “Lenders”).
WITNESSETH:
          WHEREAS, the Borrower, the Lenders and the Agents are parties to the Credit Agreement;
          WHEREAS, the Borrower has requested that the Lenders agree to amend certain financial covenants and other provisions of the Credit Agreement as set forth below; and
          WHEREAS, the Lenders have agreed to such requested amendments, but only upon the terms and conditions set forth herein;
          NOW, THEREFORE, in consideration of the premises and the mutual agreements contained herein, and for other valuable consideration the receipt of which is hereby acknowledged, the Borrower, the Lenders and the Administrative Agents hereby agree as follows:

          SECTION 1. DEFINITIONS. Unless otherwise defined herein, capitalized terms are used herein as defined in the Credit Agreement.
          SECTION 2. AMENDMENTS.
               2.1 Amendments to Section 1.1. Section 1.1 of the Credit Agreement is hereby amended by adding the following new defined terms in their appropriate alphabetical order:
          ““CalGen Adequate Protection Stipulation”: the “Agreed Order Further Modifying the Order Authorizing Use of Cash Collateral and Granting Adequate Protection” entered into among the Debtors, Wilmington Trust FSB, as indenture trustee, HSBC Bank USA, National Association, as indenture trustee, Manufacturers Traders & Trust Company, as indenture trustee, and Wilmington Trust Company, as collateral agent, in form and substance acceptable to the Administrative Agents and filed with the Bankruptcy Court on December 8, 2006, granting, inter-alia, adequate protection to CalGen Holdings, Inc. and/or any of its Subsidiaries.
          “CalGen Cash Collateral Account”: a segregated account of the Borrower or any of its Subsidiaries which is a Debtor into which Unrestricted Cash (as defined in the CalGen Adequate Protection Stipulation) distributed by the CalGen Parties pursuant to the Calgen Adequate Protection Stipulation is held pending the use of such Unrestricted Cash by the Borrower or such Subsidiary.
          “CalGen Parties”: collectively, CalGen Holdings, Inc. and its Subsidiaries.
          “Goldendale”: Goldendale Energy Center, LLC.
          “Goldendale Newco”: a limited liability company to be formed after the Third Amendment Effective Date which shall be a direct Subsidiary of Goldendale.
          “Otay Mesa”: Otay Mesa Energy Center, LLC.
          “Otay Mesa Motion”: the “Motion For Entry of an Order (A) Approving the PPA Reinstatement Agreement Between Certain of the Debtors, Otay Mesa Energy Center, LLC and San Diego Gas & Electric Company; (B) Authorizing Intercompany Transfers of Assets Comprising the Otay Mesa Project to Otay Mesa Energy Center, LLC Free and Clear of All Liens, Claims and Encumbrances and Other Interests; (C) Authorizing the Assumption and Assignment of Certain Executory Contracts and Unexpired Leases in Connection Therewith; (D) Authorizing Calpine Corporation to Make Capital Contributions to Otay Mesa Energy Center, LLC ; and (E) Granting Related Relief” filed by the Borrower and certain other Debtors in the Cases on October 23, 2006 (Docket number 2922), seeking the approval of the Bankruptcy Court for the transactions described therein, together with the order (which shall be in form and substance reasonably acceptable to the Administrative Agents), granting such motion.

          “Third Amendment Effective Date”: has the meaning set forth in the Third Amendment, dated as of December 20, 2006, to this Agreement.”.
          2.2 Amendment to Section 2.17.
               (a) Section 2.17(b) of the Credit Agreement is hereby amended in its entirety to read as follows:
          “(b) Amounts to be applied in connection with prepayments of the Loans and Commitment reductions made pursuant to Section 2.17(a) shall be applied, first, to the prepayment of the First Priority Term Loans (in accordance with Section 2.20(b)) until the First Priority Term Loans are paid in full and, second, to the prepayment of the Second Priority Term Loans until paid in full. The application of any prepayment pursuant to Section 2.17 shall be made, first, to Base Rate Loans and, second, to Eurodollar Loans; provided, however, in connection with any such prepayments of the Term Loans pursuant to Section 2.17(a), such prepayments shall be applied on a pro rata basis to the then outstanding applicable Term Loans being prepaid irrespective of whether such outstanding Term Loans are Base Rate Loans or Eurodollar Loans; provided that if any Lender accepts such prepayment pursuant to Section 2.17(e), then, with respect to such prepayment, the amount of such prepayment shall be applied first to Term Loans that are Base Rate Loans to the full extent thereof before application to Term Loans that are Eurodollar Loans in a manner that minimizes the amount of any payments required to be made by the Borrower pursuant to Section 2.23. Each prepayment of the Loans under Section 2.17 shall be accompanied by accrued interest to the date of such prepayment on the amount prepaid.”.
               (b) Section 2.17(e) of the Credit Agreement is hereby amended in its entirety to read as follows:
          “(e) Notwithstanding anything to the contrary in Section 2.17(b) or 2.20, with respect to the amount of any mandatory prepayment described in Section 2.17 (such amount, the “Prepayment Amount”), the Borrower will, on the date specified in Section 2.17 for such prepayment, give the Administrative Agents telephonic notice (promptly confirmed in writing) requesting that the First Priority Agent prepare and provide to each First Priority Term Lender a notice (each, a “Prepayment Option Notice”) as described below. As promptly as practicable after receiving such notice from the Borrower, the First Priority Agent will send to each First Priority Term Lender a Prepayment Option Notice, which shall be substantially in the form of Exhibit I, and shall include an offer (“Offer”) by the Borrower to prepay on the date (each a “Mandatory Prepayment Date”) that is ten (10) Business Days after the date of the Prepayment Option Notice, the relevant First Priority Term Loans of such Lender by an amount equal to the portion of the Prepayment Amount indicated in such Lender’s Prepayment Option Notice. Each First Priority Term Lender may accept or reject the Offer contained in the Prepayment Option Notice. Unless the Offer is affirmatively accepted by a First Priority Term Lender as set forth below, the Offer shall be deemed rejected by such First Priority Term Lender. With respect to First Priority Term Lenders accepting such Offer, on the Mandatory Prepayment Date, the First Priority Agent shall pay to the relevant First Priority Lenders the aggregate amount necessary to prepay that portion of the outstanding relevant First Priority Term Loans in respect of which such Lenders have accepted prepayment. Any First Priority Term Lenders accepting such Offer must, as soon as practicable, but in no event later than five (5) Business Days after receipt of the Prepayment Option Notice, give the First Priority Agent telephonic notice (promptly confirmed in writing) of such acceptance and the First Priority Agent will give the Borrower corresponding telephonic notice (promptly confirmed in writing). The amount equal to the portion of the Prepayment Amount for which no notification of acceptance of the Offer was received will be used, subject to the provisions of this Section 2.17(e) set forth below, on the applicable Mandatory Prepayment Date to repay the Second Priority Term Loans in accordance with Section 2.17(b). Notwithstanding anything to the contrary contained in Section 2.17(b) or 2.20, with respect to the Prepayment Amount, the Borrower will, on the date specified in Section 2.17 for such prepayment or no later than five (5) Business Days after the applicable Mandatory Prepayment Date with respect to any amount not accepted by the First Priority Term Lenders and to be applied to the prepayment of the Second Priority Term Loans in accordance with the immediately preceding sentence, give the Administrative Agents telephonic notice (promptly confirmed in writing) requesting that the Second Priority Agent prepare and provide to each Second Priority Lender a Prepayment Option Notice. As described above, the Second Priority Agent will send to each Second Priority Lender a Prepayment Option Notice, which shall include an Offer by the Borrower to prepay on the Mandatory Prepayment Date the relevant Second Priority Term Loans of such Lender by an amount equal to the portion of the Prepayment Amount indicated in such Lender’s Prepayment Option Notice. Each Second Priority Term Lender may accept or reject the Offer contained in the Prepayment Option Notice. Unless the Offer is affirmatively accepted by a Second Priority Term Lender as set forth below, the Offer shall be deemed rejected by such Second Priority Term Lender. With respect to Second Priority Term Lenders accepting such Offer, on the Mandatory Prepayment Date, the First Priority Agent shall pay to the relevant Second Priority Lenders the aggregate amount necessary to prepay that portion of the outstanding relevant Second Priority Term Loans in respect of which such Lenders have accepted prepayment. Any Second Priority Term Lenders accepting such offer must, as soon as practicable, but in no event later than five (5) Business Days after receipt of the Prepayment Option Notice, give the Administrative Agents, telephonic notice (promptly confirmed in writing) of such acceptance and the Second Priority Agent will give the Borrower telephonic notice of the same (promptly confirmed in writing), and the amount equal to the portion of the Prepayment Amount for which no notification of acceptance of the Offer was received will be used to repay any outstanding Revolving Loans, provided that such repayments of the Revolving Loans shall not reduce the Total Revolving Commitments.”.
               2.3 Amendment to Section 6.1. Section 6.1 of the Credit Agreement is hereby amended by deleting clause (n) thereof in its entirety and inserting in lieu thereof a new paragraph (n) as follows:
          “(n) Swap Agreements incurred in the ordinary course of business and consistent with applicable risk management guidelines established by the Borrower from time to time and delivered to the Administrative Agents and in connection with Swap

Agreements entered into with VMAC Energy I, LLC, associated reimbursement obligations, including with respect to letters of credit, to providers of credit support for such Swap Agreements in amounts not exceeding the notional amount of the Indebtedness outstanding under such Swap Agreements.”.
               2.4 Amendment to Section 6.2. Section 6.2 of the Credit Agreement is hereby amended by (a) deleting the word “and” at the end of clause (m) therein, (b) deleting the period the period at the end of clause (n) therein and substituting in lieu thereof a semicolon and (c) adding immediately after clause (n) therein new clauses (o) and (p) as follows:
          “(o) first priority Liens on the Capital Stock of Otay Mesa to secure the obligations of Otay Mesa and its Subsidiaries under any Project Financing (as defined in the Otay Mesa Motion) entered into by Otay Mesa or any such Subsidiaries, as contemplated by the Otay Mesa Motion; it being understood that the Liens of the Administrative Agent, for the benefit of the Lenders, shall be released without any further action upon consummation of any such Project Financing in accordance with Section 21 of the Security and Pledge Agreement; and
          (p) Liens granted to the CalGen Parties pursuant to the CalGen Adequate Protection Stipulation.”.
               2.5 Amendment to Section 6.3. Section 6.3 of the Credit Agreement is hereby amended by (a) deleting the word “and” at the end of clause (g) therein, (b) deleting the period at the end of clause (h) therein and substituting in lieu thereof “; and” and (c) adding immediately after clause (h) therein a new clause (i) as follows:
          “(i) Guarantee Obligations of the Borrower of obligations of Greenfield Project Partnership under the contract described in Section 6.5(l).”.
               2.6 Amendment to Section 6.4. Section 6.4 of the Credit Agreement is hereby amended by (a) deleting the word “and” at the end of clause (f) therein, (b) deleting the period at the end of clause (g) therein and substituting in lieu thereof a semicolon and (c) adding immediately after clause (g) therein new clauses (h) and (i) as follows:
          “(h) creation by Goldendale of Goldendale Newco; and
          (i) with the prior written consent of the Administrative Agents, mergers, consolidations or liquidations not otherwise permitted above of Credit Parties or any of their Subsidiaries which are inactive or have de minimis assets.”.
               2.7 Amendment to Section 6.5. Section 6.5 of the Credit Agreement is hereby amended by (a) deleting the word “and” at the end of clause (j) therein, (b) deleting the period at the end of clause (k) therein and substituting in lieu thereof a semicolon and (c) adding immediately after clause (k) therein new clauses (l), (m), (n), (o) and (p) as follows:
          “(l) the Disposition by the Borrower, directly or indirectly, to Greenfield Project Partnership of a purchase contract with Siemens Power Generation, Inc. relating to warranties on turbines transferred to Greenfield Project Partnership prior to the Third Amendment Effective Date;
          (m) the Disposition by the Borrower and Calpine Power Corporation of (i) the Facility Assets, the Contributed Assets, the Interconnection Agreements, the CCMCI Assigned Contracts and the Calpine Assigned Contracts (each as defined in the Otay Mesa Motion) to Otay Mesa pursuant to the CTA (as defined in the Otay Mesa Motion) and (ii) the Lease and Sublease (each as defined in the Otay Mesa Motion) to San Diego Gas & Electric Company pursuant to the Reinstatement Agreement (as defined in the Otay Mesa Motion);
          (n) (i) the Disposition by Goldendale of all of its assets and liabilities to Goldendale Newco substantially contemporaneously with the consummation of the Disposition of all of the equity of Goldendale Newco owned by Goldendale and (ii) the Disposition of all of the equity of Goldendale Newco owned by Goldendale;
          (o) the Disposition of all of the equity interests in Towantic Energy, LLC and CPN Oxford, Inc., and upon the consummation of such Disposition the release of the guaranty and other obligations hereunder, and a release of the Liens under the Loan Documents on the equity interests and assets, of Towantic Energy LLC and CPN Oxford, Inc.; and
          (p) the Disposition of all of the equity interests in Skipanon Energy LLC., and upon the consummation of such Disposition the release of the guaranty and other obligations hereunder, and a release of the Liens under the Loan Documents on the equity interests and assets, of Skipanon Energy LLC”.
               2.8 Amendment to Section 6.7. Section 6.7 of the Credit Agreement is hereby amended by:
               (a) adding at the end of clause (d) therein immediately before the semicolon “which may be expended at any time during the term of this Agreement”; and
               (b) deleting the date “December 31, 2006” where it appears in clause (l) therein and inserting in lieu thereof the phrase “the Maturity Date”; and
               (c)(i) deleting the word “and” at the end of clause (m) therein, (ii) by deleting the period at the end of clause (n) therein and substituting in lieu thereof “; and”, and (iii) by adding immediately after clause (n) therein a new clause (o) as follows:
          “(o) the Borrower may cause Letters of Credit in an aggregate amount not to exceed $25,000,000 to be issued hereunder in favor of San Diego Gas & Electric Company to support the obligations of Otay Mesa under the Amended PPA (as defined in the Otay Mesa Motion).”.
               2.9 Amendment to Section 6.10. Section 6.10 of the Credit Agreement is hereby amended by adding at the end thereof a new sentence as follows:

          “For the purposes of Section 6.10 and Section 6.20, cash distributed by the CalGen Parties in accordance with the CalGen Cash Collateral Stipulation and on deposit in the CalGen Cash Collateral Account shall constitute “restricted cash” and the lien and security interest of the Lenders, the Collateral Agent and the Administrative Agents in the CalGen Cash Collateral Account and the amounts distributed by the CalGen Parties in accordance with the CalGen Cash Collateral Stipulation and deposited from time to time therein shall be junior to the liens granted to the CalGen Parties therein pursuant to the CalGen Adequate Protection Stipulation.”.
               2.10 Amendment to Section 6.11. Section 6.11 of the Credit Agreement is hereby amended by adding at the end thereof immediately before the period the phrase “and Liens granted on the CalGen Cash Collateral Account in favor of the CalGen Parties pursuant to the CalGen Adequate Protection Stipulation and Liens on cash deposits provided as collateral pursuant to the terms of the Trading Order”.
               2.11 Amendment to Section 6.13. Section 6.13 of the Credit Agreement is hereby amended by adding at the end of the second sentence thereof the following:
“provided, that any such amount, if not so expended in the fiscal year for which it is permitted, may be carried over for expenditure in the next succeeding fiscal year”.
               2.12 Amendment to Section 6.17. The table set forth in Section 6.17 of the Credit Agreement for the months ended December 31, 2006 through November 30, 2007 is hereby amended in its entirety to read as follows:

“Month	Geysers Leverage Ratio
December 31, 2006	9.50:1.00
January 31, 2007	9.75:1.00
February 28, 2007	9.75:1.00
March 31, 2007	10.00:1.00
April 30, 2007	10.00:1.00
May 31, 2007	10.00:1.00
June 30, 2007	10.00:1.00
July 31, 2007	10.00:1.00
August 31, 2007	10.00:1.00
September 30, 2007	10.00:1.00
October 31, 2007	10.00:1.00
November 30, 2007	10.00:1.00”.
               2.13 Amendment to Section 6.18. The table set forth in Section 6.18 of the Credit Agreement for the months ended December 31, 2006 through November 30, 2007 is hereby amended in its entirety to read as follows:

“Month	Geysers Interest Coverage Ratio
December 31, 2006	1.25:1.00
January 31, 2007	1.25:1.00

“Month	Geysers Interest Coverage Ratio
February 28, 2007	1.25:1.00
March 31, 2007	1.20:1.00
April 30, 2007	1.20:1.00
May 31, 2007	1.20:1.00
June 30, 2007	1.20:1.00
July 31, 2007	1.20:1.00
August 31, 2007	1.20:1.00
September 30, 2007	1.20:1.00
October 31, 2007	1.20:1.00
November 30, 2007	1.20:1.00”.
               2.14 Amendment to Section 6.21. Section 6.21 of the Credit Agreement is hereby amended by adding at the end of such Section immediately before the period the following “and other than the 2006 Adequate Protection Amount and the 2007 Adequate Protection Amount (as such terms are defined in the Agreed Order Further Modifying Order Authorizing Use of Cash Collateral and Granting Adequate Protection, entered by the Bankruptcy Court on or about December 20, 2006 (acceptable to the Administrative Agents and as entered on such date, the “Agreed Order”)) so long as (v) each such payment is made in accordance with the Agreed Order, (w) at the time of any such payment no Default or Event of Default has occurred and is continuing, (x) the aggregate amount of all such payments made in respect of interest payable for 2006 pursuant to the Agreed Order shall not exceed $100,300,000, (y) the proceeds of the Revolving Loans or Swingline Loans shall not be used to make any such payment and (z) immediately after giving effect to each such payment no Revolving Loans or Swingline Loans shall be outstanding”.
               2.15 Amendment to Section 7. Section 7 of the Credit Agreement is hereby amended
               (a) by amending paragraph (g) thereof by adding at the end thereof immediately before the semicolon therein “(except a dismissal of the Cases of Towantic Energy, LLC and CPN Oxford, Inc. substantially contemporaneously with the sale permitted under Section 6.5(o) and a dismissal of the Case of Skipanon Natural Gas LLC substantially contemporaneously with the sale permitted under Section 6.5(p))”; and
               (b) by deleting clause (i) of paragraph (h) thereof in its entirety and inserting in lieu thereof the following new clause (i):
“(i) An order of the Bankruptcy Court (other than the CalGen Adequate Protection Stipulation with respect to the Lien granted to the CalGen Parties therein on the CalGen Cash Collateral Account), shall be entered granting another Superpriority Claim or Lien pari passu with or senior to that granted to the Lenders and the Collateral Agent pursuant to this Agreement and the Interim Order (or the Final Order, as applicable); or”.

               2.16 Amendments to Schedules and Exhibits.
               (a) Amendment to Schedule 6.7. Annex 6.7A of Schedule 6.7 is hereby amended in its entirety with a new Annex 6.7A in the form attached hereto as Exhibit A.
               (b) Amendment to Schedule 6.8. Schedule 6.8 is hereby amended by adding a new item 198 at the end thereof as follows:
“198. Bill of Sale and Agreement dated as of February 25, 2005, between Calpine Construction Management Company, Inc., as Seller, and Calpine Steamboat Holdings, LLC, as Purchaser, relating to two certain gas turbine generators, accessories thereto, and performance data sheets, diagrams, control system configuration documentation and similar related documentation regarding such gas turbine generators.”.
               (c) Amendment to Exhibit I. Exhibit I is hereby amended in its entirety with a new Exhibit I in the form attached hereto as Exhibit B.
          SECTION 3. CONDITIONS PRECEDENT.
               3.1 Effective Date. This Amendment shall become effective as of the date first set forth above (the “Third Amendment Effective Date”) following the date on which all of the following conditions have been satisfied or waived:
               (a) Execution and Delivery. The Administrative Agents shall have received counterparts of this Amendment duly executed by (A) the Borrower and the Guarantors, (B) the Fronting Bank, (C) the Required Lenders, and (D) Majority Facility Lenders for each of Revolving Facility, the First Priority Term Facility and the Second Priority Term Facility.
               (b) Amendment Fee. The Administrative Agents shall have received (i) payment, for distribution to each Lender that has signed and delivered this Agreement to the Administrative Agents by not later than 3:00 p.m. (New York City time) on December 19, 2006 (or such later time or date as agreed by the Borrower and the Administrative Agents), an amendment fee equal to the aggregate of (A) 0.20% of the sum of the First Priority Term Loans of such Lender then outstanding and the Revolving Commitment of such Lender then in effect; and (B) 0.30% of the Second Priority Term Loans of such Lender then outstanding.
               (c) Fees and Expenses. The Administrative Agents shall have received all fees and accrued expenses of the Administrative Agents (including invoiced fees and expenses of legal counsel to the Administrative Agents) required to be paid by the Borrower; and
               (d) No Default. After giving effect to this Amendment, there shall be no Default or Event of Default.
          SECTION 4. GENERAL.
               4.1 Representations and Warranties. In order to induce the Administrative Agents and the Lenders to enter into this Amendment, the Borrower hereby represents and warrants to the Administrative Agents and the Lenders that after giving effect to this Amendment, the representations and warranties of the Borrower contained in the Credit Agreement and the other Loan Documents are true and correct in all material respects on and as of the Third Amendment Effective Date (after giving effect hereto) as if made on and as of the Third Amendment Effective Date (except where such representations and warranties expressly relate to an earlier date in which case such representations and warranties were true and correct in all material respects as of such earlier date); provided that all references to the “Credit Agreement” in any Loan Document shall be and are deemed to mean the Credit Agreement as amended hereby.
               4.2 Loan Document. This Amendment constitutes a Loan Document.
               4.3 GOVERNING LAW. THIS AMENDMENT, AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES TO THIS AMENDMENT, SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK AND, TO THE EXTENT APPLICABLE, THE BANKRUPTCY CODE.
               4.4 Counterparts. This Amendment may be executed by the parties hereto in any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument.
               4.5 Consent of Guarantors. Each of the Guarantors hereby consents to the modifications to the Credit Agreement contemplated hereby.
               4.6 Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the Borrower and the Guarantors and each of their respective successors and assigns, and upon the Administrative Agents and the Lenders and their successors and assigns. The execution and delivery of this Amendment by any Lender prior to the Third Amendment Effective Date shall be binding upon its successors and assigns and shall be effective as to any loans or commitments assigned to it after such execution and delivery.
               4.7 Limited Effect. Except as expressly modified by this Amendment, the Credit Agreement and the other Loan Documents are ratified and confirmed and are, and shall continue to be, in full force and effect in accordance with their respective terms. Each Loan Party acknowledges and agrees that such Loan Party is truly and justly indebted to the Lenders and the Administrative Agents for the Obligations, without defense, counterclaim or offset of any kind, and such Loan Party ratifies and reaffirms the validity, enforceability and binding nature of such Obligations. The Borrower acknowledges and agrees that nothing in this Amendment shall constitute an indication of the Lenders’ willingness to consent to any other amendment or waiver of any other provision of the Credit Agreement or a waiver of any Default or Event of Default not referenced in this Amendment or for any other time period.
               4.8 Headings. Section headings used in this Amendment are for convenience of reference only, are not part of this Amendment and are not to affect the constructions of, or to be taken into consideration in interpreting, this Amendment.

IN WITNESS WHEREOF, the parties hereto have caused this Consent to be duly executed as of the day and the year first written.

BORROWER: CALPINE CORPORATION
By:	/s/ Robert E. Fishman
	Name:	Robert E. Fishman
	Title:	Executive Vice President

GUARANTORS:
AMELIA ENERGY CENTER, LP
ANACAPA LAND COMPANY, LLC
ANDERSON SPRINGS ENERGY COMPANY
ANDROSCOGGIN ENERGY, INC.
AUBURNDALE PEAKER ENERGY CENTER, LLC
AUGUSTA DEVELOPMENT COMPANY, LLC
AVIATION FUNDING CORP.
BAYTOWN ENERGY CENTER, LP
BAYTOWN POWER GP, LLC
BAYTOWN POWER, LP
BELLINGHAM COGEN, INC.
BETHPAGE FUEL MANAGEMENT INC.
BLUE HERON ENERGY CENTER, LLC
BLUE SPRUCE HOLDINGS, LLC
BROAD RIVER ENERGY LLC
BROAD RIVER HOLDINGS, LLC
CALGEN EQUIPMENT FINANCE COMPANY, LLC
CALGEN EQUIPMENT FINANCE HOLDINGS, LLC
CALGEN EXPANSION COMPANY, LLC
CALGEN FINANCE CORPORATION
CALGEN PROJECT EQUIPMENT FINANCE COMPANY ONE, LLC
CALGEN PROJECT EQUIPMENT FINANCE COMPANY THREE, LLC
CALGEN PROJECT EQUIPMENT FINANCE COMPANY TWO, LLC
CALPINE ACADIA HOLDINGS, LLC
CALPINE ADMINISTRATIVE SERVICES COMPANY, INC.
CALPINE AGNEWS, INC.
CALPINE AMELIA ENERGY CENTER GP, LLC
CALPINE AMELIA ENERGY CENTER LP, LLC
CALPINE AUBURNDALE HOLDINGS, LLC
CALPINE BAYTOWN ENERGY CENTER GP, LLC
CALPINE BAYTOWN ENERGY CENTER LP, LLC
CALPINE BETHPAGE 3 PIPELINE CONSTRUCTION COMPANY, INC.
CALPINE BETHPAGE 3, LLC
CALPINE C*POWER, INC.
CALPINE CALGEN HOLDINGS, INC.
CALPINE CALIFORNIA DEVELOPMENT COMPANY, LLC
CALPINE CALIFORNIA ENERGY FINANCE, LLC

CALPINE CALIFORNIA EQUIPMENT FINANCE COMPANY, LLC
CALPINE CALISTOGA HOLDINGS, LLC
CALPINE CENTRAL TEXAS GP, INC.
CALPINE CENTRAL, INC.
CALPINE CENTRAL, L.P.
CALPINE CENTRAL-TEXAS, INC.
CALPINE CHANNEL ENERGY CENTER GP, LLC
CALPINE CHANNEL ENERGY CENTER LP, LLC
CALPINE CLEAR LAKE ENERGY GP, LLC
CALPINE CLEAR LAKE ENERGY, LP
CALPINE COGENERATION CORPORATION
CALPINE CORPUS CHRISTI ENERGY GP, LLC
CALPINE CORPUS CHRISTI ENERGY, LP
CALPINE DECATUR PIPELINE, INC.
CALPINE DECATUR PIPELINE, L.P.
CALPINE DIGHTON, INC.
CALPINE EAST FUELS, INC.
CALPINE EASTERN CORPORATION
CALPINE ENERGY SERVICES HOLDINGS, INC.
CALPINE FINANCE COMPANY
CALPINE FREESTONE ENERGY GP, LLC
CALPINE FREESTONE ENERGY, LP
CALPINE FREESTONE, LLC
CALPINE FUELS CORPORATION
CALPINE GAS HOLDINGS, LLC
CALPINE GENERATING COMPANY, LLC
CALPINE GEYSERS COMPANY, L.P.
CALPINE GILROY 1, INC.
CALPINE GILROY 2, INC.
CALPINE GILROY COGEN, L.P.
CALPINE GLOBAL SERVICES COMPANY, INC.
CALPIRIE GORDONSVILLE GP HOLDINGS, LLC
CALPINE GORDONSVILLE LP HOLDINGS, LLC
CALPINE GORDONSVILLE, LLC
CALPINE GREENLEAF HOLDINGS, INC.
CALPINE GREENLEAF, INC.
CALPINE HIDALGO DESIGN, L.P.
CALPINE HIDALGO ENERGY CENTER, L.P.
CALPINE HIDALGO HOLDINGS, INC.
CALIPNE HIDALGO POWER GP, LLC
CALPINE HIDALGO POWER, LP
CALPINE HIDALGO, INC.
CALPINE INTERNATIONAL HOLDINGS, INC.
CALPINE INTERNATIONAL, LLC
CALPINE INVESTMENT HOLDINGS, LLC

CALPINE KENNEDY AIRPORT, INC.
CALPINE KENNEDY OPERATORS INC.
CALPINE KIA, INC.
CALPINE LEASING INC.
CALPINE LONG ISLAND, INC.
CALPINE LOST PINES OPERATIONS, INC.
CALPINC LOUISIANA PIPELINE COMPANY
CALPINE MAGIC VALLEY PIPELINE, INC.
CALPINE MONTEREY COGENERATION, INC.
CALPINE MVP, INC.
CALPINE NCTP GP, LLC
CALPINE NCTP, LP
CALPINE NORTHBROOK CORPORATION OF MAINE, INC.
CALPINE NORTHBROOK ENERGY HOLDING, LLC
CALPINE NORTHBROOK ENERGY, LLC
CALPINE NORTHBROOK HOLDINGS CORPORATION
CALPINE NORTHBROOK INVESTORS, LLC
CALPINE NORTHBROOK PROJECT HOLDINGS, LLC
CALPINE NORTHBROOK SERVICES, LLC
CALPINE NORTHBROOK SOUTHCOAST INVESTORS, LLC
CALPINE NTC, LP
CALPINE ONETA POWER I, LLC
CALPINE ONETA POWER II LLC
CALPINE ONETA POWER, L.P.
CALPINE OPERATIONS MANAGEMENT COMPANY, INC.
CALPINE PASTORIA HOLDINGS, LLC
CALPINE PHILADELPHIA, INC.
CALPINE PITTSBURG, LLC
CALPINE POWER COMPANY
CALPINE POWER EQUIPMENT LP
CALPINE POWER MANAGEMENT, INC.
CALPINE POWER MANAGEMENT, LP
CALPINE POWER, INC.
CALPINE POWERAMERICA, INC.
CALPINE POWERAMERICA — CA, LLC
CALPINE POWERAMERICA — CT, LLC
CALPINE POWERAMERICA — MA, LLC
CALPINE POWERAMERICA — ME, LLC
CALPINE POWERAMERICA — NH, LLC
CALPINE POWERAMERICA — NY, LLC
CALPINE POWERAMERICA — OR, LLC
CALPINE POWERAMERICA, LP

CALPINE PROJECT HOLDINGS, INC.
CALPINE PRYOR, INC.
CALPINE RUMFORD I, INC.
CALPINE RUMFORD, INC.
CALPINE SCHUYLKILL, INC.
CALPINE SISKIYOU GEOTHERMAL PARTNERS, L.P.
CALPINE SONORAN PIPELINE LLC
CALPINE STONY BROOK, INC.
CALPINE STONY BROOK OPERATORS, INC.
CALPINE STONY BROOK POWER MARKETING, LLC
CALPINE SUMAS, INC.
CALPINE TCCL HOLDINGS, INC.
CALPINE TEXAS PIPELINE GP, INC.
CALPINE TEXAS PIPELINE LP, INC.
CALPINE TEXAS PIPELINE, L.P.
CALPINE TIVERTON 1, INC.
CALPINE TIVERTON, INC.
CALPINE ULC I HOLDING, LLC
CALPINE UNIVERSITY POWER, INC.
CALPINE UNRESTRICTED FUNDING, LLC
CALPINE UNRESTRICTED HOLDINGS, LLC
CALPINE VAPOR, INC.
CARVILLE ENERGY LLC
CCFC DEVELOPMENT COMPANY, LLC
CCFC EQUIPMENT FINANCE COMPANY, LLC
CCFC PROJECT EQUIPMENT FINANCE COMPANY ONE, LLC
CES GP, LLC
CGC DIGHTON, LLC
CHANNEL ENERGY CENTER, LP
CHANNEL POWER GP, LLC
CHANNEL POWER, LP
CLEAR LAKE COGENERATION LIMITED PARTNERSHIP
COGENAMERICA ASIA INC.
COGENAMERICA PARLIN SUPPLY CORP.
COLUMBIA ENERGY LLC
CORPUS CHRISTI COGENERATION L.P.
CPN 3RD TURBINE, INC.
CPN ACADIA, INC.
CPN BERKS GENERATION, INC.
CPN BERKS, LLC
CPN BETHPAGE 3RD TURBINE, INC.
CPN CASCADE, INC.
CPN CLEAR LAKE, INC.
CPN DECATUR PIPELINE, INC.

CPN ENERGY SERVICES LP, INC.
CPN FREESTONE, LLC
CPN FUNDING, INC.
CPN MORRIS, INC.
CPN OXFORD, INC.
CPN PIPELINE COMPANY
CPN PLEASANT HILL OPERATING, LLC
CPN PLEASANT HILL, LLC
CPN POWER SERVICES GP, LLC
CPN POWER SERVICES, LP
CPN PRYOR FUNDING CORPORATION
CPN TELEPHONE FLAT, INC.
DECATUR ENERGY CENTER, LLC
DEER PARK POWER GP, LLC
DEER PARK POWER, LP
DELTA ENERGY CENTER, LLC
DIGHTON POWER ASSOCIATES LIMITED PARTNERSHIP
EAST ALTAMONT ENERGY CENTER, LLC
FOND DU LAC ENERGY CENTER, LLC
FONTANA ENERGY CENTER, LLC
FREESTONE POWER GENERATION, LP
GEC BETHPAGE INC.
GEOTHERMAL ENERGY PARTNERS LTD.
GEYSERS POWER COMPANY II, LLC
GEYSERS POWER COMPANY, LLC
GEYSERS POWER I COMPANY
GOLDENDALE ENERGY CENTER, LLC
HAMMOND ENERGY LLC
HILLABEE ENERGY CENTER, LLC
IDELWILD FUEL MANAGEMENT CORP.
JMC BETHPAGE, INC.
KIAC PARTNERS
LAKE WALES ENERGY CENTER, LLC
LAWRENCE ENERGY CENTER, LLC
LONE OAK ENERGY CENTER, LLC
LOS ESTEROS CRITICAL ENERGY FACILITY, LLC
LOS MEDANOS ENERGY CENTER LLC
MAGIC VALLEY GAS PIPELINE GP, LLC
MAGIC VALLEY GAS PIPELINE, LP
MAGIC VALLEY PIPELINE, L.P.
MEP PLEASANT HILL, LLC
MOAPA ENERGY CENTER, LLC
MOBILE ENERGY LLC
MODOC POWER, INC.
MORGAN ENERGY CENTER, LLC

MOUNT HOFFMAN GEOTHERMAL COMPANY, L.P.
MT. VERNON ENERGY LLC
NISSEQUOGUE COGEN PARTNERS
NORTHWEST COGENERATION, INC.
NTC FIVE, INC.
NTC GP, LLC
NUECES BAY ENERGY LLC
O.L.S. ENERGY-AGNEWS, INC.
ODYSSEY LAND ACQUISITION COMPANY
PAJARO ENERGY CENTER, LLC
PASTORIA ENERGY CENTER, LLC
PASTORIA ENERGY FACILITY, LLC
PHILADELPHIA BIOGAS SUPPLY, INC.
PHIPPS BEND ENERGY CENTER, LLC
PINE BLUFF ENERGY, LLC
POWER INVESTORS, L.L.C.
QUINTANA CANADA HOLDINGS, LLC
ROCKGEN ENERGY LLC
RUMFORD POWER ASSOCIATES LIMITED PARTNERSHIP
RUSSELL CITY ENERGY CENTER, LLC
SAN JOAQUIN VALLEY ENERGY CENTER, LLC
SILVERADO GEOTHERMAL RESOURCES, INC.
SKIPANON NATURAL GAS, LLC
SOUTH POINT ENERGY CENTER, LLC
SOUTH POINT HOLDINGS, LLC
STONY BROOK COGENERATION, INC.
STONY BROOK FUEL MANAGEMENT CORP.
SUTTER DRYERS, INC.
TBG COGEN PARTNERS
TEXAS CITY COGENERATION, L.P.
TEXAS COGENERATION COMPANY
TEXAS COGENERATION FIVE, INC.
TEXAS COGENERATION ONE COMPANY
THERMAL POWER COMPANY
TIVERTON POWER ASSOCIATES LIMITED PARTNERSHIP
TOWANTIC ENERGY, L.L.C.
VEC HOLDINGS, LLC
VENTURE ACQUISITION COMPANY
VINEYARD ENERGY CENTER, LLC
WAWAYANDA ENERGY CENTER, LLC
WHATCOM COGENERATION PARTNERS, L.P.
ZION ENERGY LLC

By:	/s/ Robert E. Fishman
	Name:	Robert E. Fishman
	Title:	Vice President

POWER SYSTEMS MFG., LLC
By:	/s/ Charles B. Clark, Jr.
	Name:	Charles B. Clark, Jr.
	Title:	Chief Financial Officer

CALPINE CONSTRUCTION MANAGEMENT COMPANY, INC. CALPINE OPERATING SERVICES COMPANY, INC. CALPINE POWER SERVICES, INC. NEWSOUTH ENERGY LLC THMASSEN TURBINE SYSTEMS AMERICA, INC.
By:	/s/ Eric N. Pryor
	Name:	Eric N. Pryor
	Title:	Sr. Vice President

CALPINE ENERGY SERVICES, LP CALPINE PRODUCER SERVICES, L.P. CPN ENERGY SERVICES GP, INC.
By:	/s/ Thomas N. May
	Name:	Thomas N. May
	Title:	President

AGENTS AND LENDERS: DEUTSCHE BANK TRUST COMPANY AMERICAS, as an Administrative Agent and as a Lender
By:	/s/ Marcus M. Tarkington
	Name:	Marcus M. Tarkington
	Title:	Director

By:	/s/ Paul O’Leary
	Name:	Paul O’Leary
	Title:	Vice President

CREDIT SUISSE, CAYMAN ISLANDS BRANCH, as an Administrative Agent and as a Lender
By:	/s/ Thomas R. Cantello
	Name:	Thomas R. Cantello
	Title:	Vice President

By:	/s/ Laurence Lapeyre
	Name:	Laurence Lapeyre
	Title:	Associate

Evergreen CBNA Loan Funding, LLC, as a Lender
By:	/s/ Molly Walter
	Name:	Molly Walter
	Title:	Attorney-in-Fact

Malibu CBNA Loan Funding, LLC, for itself or as agent for Malibu CFPI Loan Funding LLC, as a Lender
By:	/s/ Molly Walter
	Name:	Molly Walter
	Title:	Attorney-in-Fact

PINEHURST TRADING, INC., as a Lender
By:	/s/ Christina L. Ramseur
	Name:	Christina L. Ramseur
	Title:	Assistant Vice President

Saturn Trust By: AIG Global Investment Corp., its Investment Advisor, as a Lender
By:	/s/ Steven S. Oh
	Name:	Steven S. Oh
	Title:	Managing Director

Saturn CLO Ltd. By: AIG Global Investment Corp., its Collateral Manager, as a Lender
By:	/s/ Steven S. Oh
	Name:	Steven S. Oh
	Title:	Managing Director

Galaxy CLO 2003-1, Ltd. By: AIG Global Investment Corp., its Collateral Manager, as a Lender
By:	/s/ Steven S. Oh
	Name:	Steven S. Oh
	Title:	Managing Director

Galaxy III CLO, Ltd. By: AIG Global Investment Corp., its Collateral Manager, as a Lender
By:	/s/ Steven S. Oh
	Name:	Steven S. Oh
	Title:	Managing Director

Galaxy IV CLO, LTD By: AIG Global Investment Corp., its Collateral Manager, as a Lender
By:	/s/ Steven S. Oh
	Name:	Steven S. Oh
	Title:	Managing Director

SunAmerica Life Insurance Company By: AIG Global Investment Corp., its Investment Advisor, as a Lender
By:	/s/ Steven S. Oh
	Name:	Steven S. Oh
	Title:	Managing Director

AIG SunAmerica Life Assurance Company By: AIG Global Investment Corp., its Investment Advisor, as a Lender
By:	/s/ Steven S. Oh
	Name:	Steven S. Oh
	Title:	Managing Director

American International Group, Inc. By: AIG Global Investment Corp., its Investment Advisor, as a Lender
By:	/s/ Steven S. Oh
	Name:	Steven S. Oh
	Title:	Managing Director

AIG Bank Loan Fund Ltd. By: AIG Global Investment Corp., its Investment Manager, as a Lender
By:	/s/ Steven S. Oh
	Name:	Steven S. Oh
	Title:	Managing Director

SunAmerica Senior Floating Rate Fund, Inc. By: AIG Global Investment Corp., its Investment Sub-Advisor, as a Lender
By:	/s/ Steven S. Oh
	Name:	Steven S. Oh
	Title:	Managing Director

LANDMARK VII CDO LTD By: Aladdin Capital Management LLC, as Manager
By:	/s/ Angela Bozorgmir
	Name:	Angela Bozorgmir
	Title:	Director

LANDMARK VIII CDO LTD By: Aladdin Capital Management LLC, as Manager
By:	/s/ Angela Bozorgmir
	Name:	Angela Bozorgmir
	Title:	Director

Pacifica CDO VI, LTD as a Lender
By:	/s/ Peanie Wang
	Name:	Peanie Wang
	Title:	Senior Vice President

Alcentra Warehouse, LTD as a Lender
By:	/s/ Peanie Wang
	Name:	Peanie Wang
	Title:	Senior Vice President

Pacifica CDO II, LTD as a Lender
By:	/s/ Peanie Wang
	Name:	Peanie Wang
	Title:	Senior Vice President

Pacifica CDO VI, LTD as a Lender
By:	/s/ Peanie Wang
	Name:	Peanie Wang
	Title:	Senior Vice President

Alcentra Warehouse, LTD as a Lender
By:	/s/ Peanie Wang
	Name:	Peanie Wang
	Title:	Senior Vice President

AIMCO CLO, SERIES 2005-A as a Lender
By:	/s/ Robert B. Bodett
	Name:	Robert B. Bodett
	Title:	Authorized Signatory

By:	/s/ David Walsh
	Name:	David Walsh
	Title:	Authorized Signatory

ANDOVER CAPITAL as a Lender
By:	/s/ M. Tucker
	Name:	Andover Cap – M. Tucker
	Title:	PM

AG ALPHA CREDIT MASTER LTD. as a Lender
By:	/s/ Michael Gordon
	Name:	Michael Gordon
	Title:	COO

Azure Funding North America I as a Lender
By:	/s/ Daniel Schrupp
	Name:	Daniel Schrupp
	Title:	Senior Portfolio Manager

ARES ENHANCED LOAN INVESTMENT STRATEGY II, LTD.

By:	Ares Enhanced Loan Management II, L.P., Investment Manager

By:	Ares Enhanced Loan GP II, LLC, Its General Partner

as a Lender

By:	/s/ Seth J. Brufsky

Name: Seth J. Brufsky
Title: Vice President

Ares X CLO Ltd.

By:	Ares CLO Management X, L.P., Investment Manager

By:	Ares CLO GP X, LLC, Its General Partner

as a Lender

By:	/s/ Seth J. Brufsky

Name: Seth J. Brufsky
Title: Vice President

ARES HR CLO Ltd.

By:	Ares CLO Management IIR, L.P. Investment Manager

By:	Ares CLO GP IIR, LLC, Its General Partner

as a Lender
By:	/s/ Seth J. Brufsky
	Name:	Seth J. Brufsky
	Title:	Vice President

Ares VR CLO Ltd.

By:	Ares CLO Management VR, L.P., Investment Manager

By:	Ares CLO GP VR, LLC, Its General Partner

as a Lender
By:	/s/ Seth J. Brufsky
	Name:	Seth J. Brufsky
	Title:	Vice President

Ares VIR CLO Ltd.

By:	Ares CLO Management VIR, L.P., Investment Manager

By:	Ares CLO GP VIR, LLC, Its General Partner

as a Lender
By:	/s/ Seth J. Brufsky
	Name:	Seth J. Brufsky
	Title:	Vice President

Ares VIII CLO Ltd.

By:	Ares CLO Management VIII, L.P., Investment Manager

By:	Ares CLO GP VIII, LLC, Its General Partner

as a Lender
By:	/s/ Seth J. Brufsky
	Name:	Seth J. Brufsky
	Title:	Vice President

Ares IX CLO Ltd.

By:	Ares CLO Management IX, L.P., Investment Manager

By:	Ares CLO GP IX, LLC, Its General Partner

as a Lender
By:	/s/ Seth J. Brufsky
	Name:	Seth J. Brufsky
	Title:	Vice President

CONFLUENT 2 LIMITED

By: Ares Private Account Management I, L.P., as Sub-Manager

By: Ares Private Account Management I GP, LLC, as General Partner

By:Ares Management LLC, as Manager

as a Lender
By:	/s/ Seth J. Brufsky
	Name:	Seth J. Brufsky
	Title:	Vice President

ARES ENHANCED LOAN INVESTMENT STRATEGY, LTD.

By:	Ares Enhanced Loan Management, L.P., Investment Manager

By:	Ares Enhanced Loan GP, LLC, Its General Partner

as a Lender
By:	/s/ Seth J. Brufsky
	Name:	Seth J. Brufsky
	Title:	Vice President

AVENUE CLO II, LIMITED as a Lender
By:	/s/ Richard D’Addario
	Name:	Richard D’Addario
	Title:	Senior Portfolio Manager

AVENUE CLO III, LIMITED as a Lender
By:	/s/ Richard D’Addario
	Name:	Richard D’Addario
	Title:	Senior Portfolio Manager

Sankaty Advisors, LLC as Collateral Manager for Loan Funding XI LLC, as Term Lender as a Lender
By:	/s/ Alan K. Halfenger
	Name:	Alan K. Halfenger
	Title:	Chief Compliance Officer Assistant Secretary

Sankaty High Yield Partners, III, L.P. as a Lender
By:	/s/ Alan K. Halfenger
	Name:	Alan K. Halfenger
	Title:	Chief Compliance Officer Assistant Secretary

LOAN FUNDING IX LLC, for itself or as agent for Corporate Loan Funding IX LLC By: INVESCO Senior Secured Management, Inc., as Portfolio Manager
By:	/s/ Angela Gambardella
	Name:	Angela Gambardella
	Title:	Authorized Signatory

Sankaty High Yield Partners, II, L.P. as a Lender
By:	/s/ Alan K. Halfenger
	Name:	Alan K. Halfenger
	Title:	Chief Compliance Officer Assistant Secretary

Sankaty Advisors, LLC as Collateral Manager for Race Point III CLO, Limited, as Term Lender as a Lender
By:	/s/ Alan K. Halfenger
	Name:	Alan K. Halfenger
	Title:	Chief Compliance Officer Assistant Secretary

KATONAH V, LTD. By: INVESCO Senior Secured Management, Inc., as Investment Manager
By:	/s/ Angela Gambardella
	Name:	Angela Gambardella
	Title:	Authorized Signatory

Sankaty Advisors, LLC as Collateral Manager for Race Point CLO, Limited, as Term Lender as a Lender
By:	/s/ Alan K. Halfenger
	Name:	Alan K. Halfenger
	Title:	Chief Compliance Officer Assistant Secretary

Sankaty Advisors, LLC as Collateral Manager for Prospect Funding I, LLC as Term Lender as a Lender
By:	/s/ Alan K. Halfenger
	Name:	Alan K. Halfenger
	Title:	Chief Compliance Officer Assistant Secretary

Katonah III, Ltd. by Sankaty Advisors, LLC as Sub-Advisors as a Lender
By:	/s/ Alan K. Halfenger
	Name:	Alan K. Halfenger
	Title:	Chief Compliance Officer Assistant Secretary

RAINTREE TRADING LLC as a Lender
By:	/s/ Christina L. Ramseur
	Name:	Christina L. Ramseur
	Title:	Assistant Vice President

WATERVILLE FUNDING LLC as a Lender
By:	/s/ Christina L. Ramseur
	Name:	Christina L. Ramseur
	Title:	Assistant Vice President

BANK OF AMERICA, N.A. as a Lender
By:	/s/ Jonathan M. Barnes
	Name:	Jonathan M. Barnes
	Title:	Vice President

BAYERISCHE LANDESBANK, as Joint Second Priority Documentation Agent and Lender
By:	/s/ Georgina Fiordalisi
	Name:	Georgina Fiordalisi
	Title:	Vice President

By:	/s/ Donna M. Quilty
	Name:	Donna M. Quilty
	Title:	Vice President

BEAR STEARNS INVESTMENT PRODUCTS, INC. as a Lender
By:	/s/ Jonathan Weiss
	Name:	Jonathan Weiss
	Title:	Authorized Signatory

BLACK DIAMOND INTERNATIONAL FUNDING, LTD., as advised by BLACK DIAMOND CAPITAL MANAGEMENT L.L.C. as a Lender
By:	/s/ Alan Corkish
	Name:	Alan Corkish
	Title:	Director

BDC Finance LLC By: Black Diamond Capital Management, L.L.C., as its Investment Manager as a Lender
By:	/s/ Stephen H. Deckoff
	Name:	Stephen H. Deckoff
	Title:	Managing Principal Black Diamond Capital Management, L.L.C.

BLACK DIAMOND CLO 2006-1 (CAYMAN) LTD. By: Black Diamond Capital Management, L.L.C., as its Collateral Manager as a Lender
By:	/s/ Stephen H. Deckoff
	Name:	Stephen H. Deckoff
	Title:	Managing Principal Black Diamond Capital Management, L.L.C.

BLACK DIAMOND CLO 2005-2 LTD. By: Black Diamond CLO 2005-2 Adviser, L.L.C., as its Collateral Manager as a Lender
By:	/s/ Stephen H. Deckoff
	Name:	Stephen H. Deckoff
	Title:	Managing Principal Black Diamond Capital Management, L.L.C.

BLACK DIAMOND CLO 2005-1 LTD. By: Black Diamond CLO 2005-1 Adviser, L.L.C., as its Collateral Manager as a Lender
By:	/s/ Stephen H. Deckoff
	Name:	Stephen H. Deckoff
	Title:	Managing Principal Black Diamond Capital Management, L.L.C.

BlueMountain CLO Ltd as a Lender
By:	/s/ Kimberly Rena
	Name:	Kimberly Rena
	Title:	Associate

DUNES FUNDING LLC as a Lender
By:	/s/ Christina L. Ramseur
	Name:	Christina L. Ramseur
	Title:	Assistant Vice President

Carlyle Loan Investment, Ltd. as a Lender
By:	/s/ Linda Pace
	Name:	Linda Pace
	Title:	Managing Director

CITIBANK, N.A., as a Lender
By:	/s/ Alicia Beal
	Name:	Alicia Beal
	Title:	Attorney-in-Fact

CF Special Situation Fund I LP as a Lender
By:	/s/ Ryan R. Crane
	Name:	Ryan R. Crane
	Title:	Partner

JUPITER LOAN FUNDING LLC as a Lender
By:	/s/ Christina L. Ramseur
	Name:	Christina L. Ramseur
	Title:	Assistant Vice President

FALL CREEK CLO, LTD. as a Lender
By:	/s/ ThomasN. Davis
	Name:	Thomas N. Davis
	Title:	Authorized Signor

EAGLE CREEK CLO, LTD. as a Lender
By:	/s/ ThomasN. Davis
	Name:	Thomas N. Davis
	Title:	Authorized Signor

MADISON PARK FUNDING II as a Lender
By:	/s/ Linda R. Karn
	Name:	Linda R. Karn
	Title:	Authorized Signatory

CASTLE FUNDING II as a Lender
By:	/s/ Linda R. Karn
	Name:	Linda R. Karn
	Title:	Authorized Signatory

Atrium V as a Lender
By:	/s/ Linda R. Karn
	Name:	Linda R. Karn
	Title:	Authorized Signatory

Atrium III as a Lender
By:	/s/ Linda R. Karn
	Name:	Linda R. Karn
	Title:	Authorized Signatory

Atrium CDO as a Lender
By:	/s/ Linda R. Karn
	Name:	Linda R. Karn
	Title:	Authorized Signatory

CSAM Funding IV as a Lender
By:	/s/ Linda R. Karn
	Name:	Linda R. Karn
	Title:	Authorized Signatory

CSAM Funding III as a Lender
By:	/s/ Linda R. Karn
	Name:	Linda R. Karn
	Title:	Authorized Signatory

CSAM Funding II as a Lender
By:	/s/ Linda R. Karn
	Name:	Linda R. Karn
	Title:	Authorized Signatory

CSAM Funding I as a Lender
By:	/s/ Linda R. Karn
	Name:	Linda R. Karn
	Title:	Authorized Signatory

CREDIT SUISSE CAPITAL LLC as a Lender
By:	/s/ Robert Healey
	Name:	Robert Healey
	Title:	Director

Credit Suisse, Cayman Islands Branch, as a Lender
By:	/s/ Thomas R. Cantello
	Name:	Thomas R. Cantello
	Title:	Vice President

By:	/s/ Laurence Lapeyre
	Name:	Laurence Lapeyre
	Title:	Associate

Atlas Loan Funding (Hartford), LLC By: Atlas Capital Funding, Ltd. By: Structured Asset Investors, LLC Its Investment Manager as a Lender
By:	/s/ Diana M. Himes
	Name:	Diana M. Himes
	Title:	Associate

Classica Cayman B.D. Limited as a Lender
By:	/s/ Ryan Flohre
	Name:	Ryan Flohre
	Title:	Authorized Signatory

By:	/s/ Brian Schneider
	Name:	Brian Schneider
	Title:	Authorized Signatory

CREDIT SUISSE LOAN FUNDING LLC as a Lender
By:	/s/ Barry Zamore
	Name:	Barry Zamore
	Title:	Managing Director

/s/ Vikram Natarajan Vikram Natarajan Director

CYPRESSTREE CLAIF FUNDING LLC as a Lender
By:	/s/ Christina L. Ramseur
	Name:	Christina L. Ramseur
	Title:	Assistant Vice President

DURHAM ACQUISITION CO. LLC as a Lender
By:	/s/ Christopher M. Mackey
	Name:	Christopher M. Mackey
	Title:	Managing Principal

CREDIT GENESIS CLO 2005-1 as a Lender
By:	/s/ Christopher M. Mackey
	Name:	Christopher M. Mackey
	Title:	Managing Principal

EAST WEST BANK, as a Lender
By:	/s/ Nancy A. Moore
	Name:	Nancy A. Moore
	Title:	Senior Vice President

Eaton Vance Credit Opportunities Fund By: Eaton Vance Management As Investment Advisor as a Lender
By:	/s/ Michael B. Botthof
	Name:	Michael B. Botthof
	Title:	Vice President

GRAYSON & CO. BY: BOSTON MANAGEMENT AND RESEARCH AS INVESTMENT ADVISOR as a Lender
By:	/s/ Michael B. Botthof
	Name:	Michael B. Botthof
	Title:	Vice President

EATON VANCE INSTITUTIONAL SENIOR LOAN FUND BY: EATON VANCE MANAGEMENT AS INVESTMENT ADVISOR as a Lender

By:	/s/ Michael B. Botthof
	Name:	Michael B. Botthof
	Title:	Vice President

EATON VANCE CREDIT OPPORTUNITIES FUND BY: EATON VANCE MANAGEMENT AS INVESTMENT ADVISOR as a Lender
By:	/s/ Michael B. Botthof
	Name:	Michael B. Botthof
	Title:	Vice President

SENIOR DEBT PORTFOLIO BY: BOSTON MANAGEMENT AND RESEARCH AS INVESTMENT ADVISOR as a Lender
By:	/s/ Michael B. Botthof
	Name:	Michael B. Botthof
	Title:	Vice President

EATON VANCE INSTITUTIONAL SENIOR LOAN FUND BY: EATON VANCE MANAGEMENT AS INVESTMENT ADVISOR as a Lender
By:	/s/ Michael B. Botthof
	Name:	Michael B. Botthof
	Title:	Vice President

SENIOR DEBT PORTFOLIO BY: BOSTON MANAGEMENT AND RESEARCH AS INVESTMENT ADVISOR as a Lender
By:	/s/ Michael B. Botthof
	Name:	Michael B. Botthof
	Title:	Vice President

Erste Bank de Oestenreichischen Sparkassen AG as a Lender
By:	/s/ Brian J. Lynch
	Name:	Brian J. Lynch
	Title:	1st Vice President

By:	/s/ Patrick W. Kunkel
	Name:	Patrick W. Kunkel
	Title:	Director

TRS FORE LLC and as a Lender By: Deutsche Bank AG New York Branch, its sole member By: DB Services New Jersey, Inc.
By:	/s/ Alice L. Wagner
	Name:	Alice L. Wagner
	Title:	Vice President

By:	/s/ Deborah O’Keefe
	Name:	Deborah O’Keefe
	Title:	Vice President

FORE LEVERAGED LOAN OPPORTUNITY FUND, LTD as a Lender
By:	/s/ Mel Gao
	Name:	Mel Gao
	Title:	Assistant Secretary

FORE CONVERTIBLE MASTER FUND, LTD as a Lender
By:	/s/ Mel Gao
	Name:	Mel Gao
	Title:	Assistant Secretary

FORE ERISA FUND, LTD as a Lender
By:	/s/ Mel Gao
	Name:	Mel Gao
	Title:	Assistant Secretary

FORE MULTI STRATEGY MASTER FUND, LTD as a Lender
By:	/s/ Mel Gao
	Name:	Mel Gao
	Title:	Assistant Secretary

FORTRESS PORTFOLIO TRUST By: Four Corners Capital Management, LLC As Investment Manager
By:	/s/ Kapil Singh
	Name:	Kapil Singh, CFA
	Title:	Senior Vice President

FORTRESS CREDIT FUNDING III LP as a Lender
By:	/s/ Glenn P. Cummins
	Name:	Glenn P. Cumminso
	Title:	Chief Financial Officer

Fortress Credit Investments I LTD as a Lender
By:	/s/ Constantine Dakolias
	Name:	Constantine Dakolias
	Title:	Chief Credit Officer

Fortress Credit Investments II LTD as a Lender
By:	/s/ Constantine Dakolias
	Name:	Constantine Dakolias
	Title:	Chief Credit Officer

Fortress Credit Funding II LP as a Lender
By:	/s/ Glenn P. Cummins
	Name:	Glenn P. Cummins
	Title:	Chief Financial Officer

MAN MAC I LIMITED as a Lender
By:	/s/ Mel Gao
	Name:	Mel Gao
	Title:	Assistant Secretary

FIRST TRUST/FOUR CORNERS SENIOR FLOATING RATE INCOME FUND II By: Four Corners Capital Management, LLC As Sub-Advisor
By:	/s/ Kapil Singh
	Name:	Kapil Singh, CFA
	Title:	Senior Vice President

AUGUSTA TRADING LLC as a Lender
By:	/s/ Christina L. Ramseur
	Name:	Christina L. Ramseur
	Title:	Assistant Vice President

KNIGHT CBNA LOAN FUNDING KNIGHT CFPI LOAN FUNDING LLC Knight CBNA Loan Funding LLC, for itself or as Agent for Knight CFPI Loan Funding LLC
By:	/s/ Adam Lehnertz
	Name:	Adam Lehnertz
	Title:	Attorney-in-Fact

SECURITY INCOME FUND-INCOME OPPORTUNITY SERIES By: Four Corners Capital Management, LLC As Sub-Advisor
By:	/s/ Kapil Singh
	Name:	Kapil Singh, CFA
	Title:	Senior Vice President

FOUR CORNERS CLO 2005-1, Ltd. By: Four Corners Capital Management, LLC As Collateral Manager
By:	/s/ Kapil Singh
	Name:	Kapil Singh, CFA
	Title:	Senior Vice President

Grand Central Asset Trust, KMT Series as a Lender
By:	/s/ Molly Walter
	Name:	Molly Walter
	Title:	Attorney-in-Fact

Grand Central Asset Trust, BAS Series as a Lender
By:	/s/ Molly Walter
	Name:	Molly Walter
	Title:	Attorney-in-Fact

TRS ARIA LLC By: Deutsche Bank AG New York Branch, its Sole Member By: DB Services New Jersey, Inc. as a Lender
By:	/s/ Deirdre Whorton
	Name:	Deirdre Whorton
	Title:	Assistant Vice President

By:	/s/ Alice L. Wagner
	Name:	Alice L. Wagner
	Title:	Vice President

DEUTSCHE BANK AG, NEW YORK BRANCH as a Lender
By:	/s/ Marcus M. Tarkington
	Name:	Marcus M. Tarkington
	Title:	Director

By:	/s/ Paul O’Leary
	Name:	Paul O’Leary
	Title:	Vice President

FIRST TRUST/FOUR CORNERS SENIOR FLOATING RATE INCOME FUND II By: Four Corners Capital Management, LLC As Sub-Advisor
By:	/s/ Kapil Singh
	Name:	Kapil Singh, CFA
	Title:	Senior Vice President

FORTRESS PORTFOLIO TRUST By: Four Corners Capital Management, LLC As Investment Manager
By:	/s/ Kapil Singh
	Name:	Kapil Singh, CFA
	Title:	Senior Vice President

FIRST TRUST/FOUR CORNERS SENIOR FLOATING RATE INCOME FUND By: Four Corners Capital Management, LLC As Sub-Advisor
By:	/s/ Kapil Singh
	Name:	Kapil Singh, CFA
	Title:	Senior Vice President

SECURITY INCOME FUND-INCOME OPPORTUNITY SERIES By: Four Corners Capital Management, LLC As Sub-Advisor
By:	/s/ Kapil Singh
	Name:	Kapil Singh, CFA
	Title:	Senior Vice President

MACQUARIE/FIRST TRUST GLOBAL INFRASTRUCTURE/UTILITIES DIVIDEND & INCOME FUND By: Four Corners Capital Management, LLC As Sub-Advisor
By:	/s/ Kapil Singh
	Name:	Kapil Singh, CFA
	Title:	Senior Vice President

FOUR CORNERS CLO 2005-1, Ltd. By: Four Corners Capital Management, LLC As Collateral Manager
By:	/s/ Kapil Singh
	Name:	Kapil Singh, CFA
	Title:	Senior Vice President

MACQUARIE/FIRST TRUST GLOBAL INFRASTRUCTURE/UTILITIES DIVIDEND & INCOME FUND By: Four Corners Capital Management, LLC As Sub-Advisor
By:	/s/ Kapil Singh
	Name:	Kapil Singh, CFA
	Title:	Senior Vice President

FIRST TRUST/FOUR CORNERS SENIOR FLOATING RATE INCOME FUND By: Four Corners Capital Management, LLC As Sub-Advisor
By:	/s/ Kapil Singh
	Name:	Kapil Singh, CFA
	Title:	Senior Vice President

Four Corners CLO II, LTD. as a Lender
By:	/s/ Adam Lehnertz
	Name:	Adam Lehnertz
	Title:	Attorney-in-Fact

Freestyle Special Opportunities Master Fund, Ltd. as a Lender
By:	/s/ Adrian MacKay
	Name:	Adrian MacKay
	Title:	Managing Member of Freestyle Fund Services Company LLC, Investment Manager

GENERAL ELECTRIC CAPITAL CORPORATION, as Sub-Agent, Joint First Priority Documentation Agent, Joint Second Priority Documentation Agent and Lender
By:	/s/ Ali Mirza
	Name:	Ali Mirza
	Title:	Duly Authorized Signatory

Global Leveraged Capital Credit Opportunity Fund I as a Lender Global Leveraged Capital Management, LLC, as Collateral Manager
By:	/s/ Andy Cai
	Name:	Andy Cai
	Title:	Analyst

Citi GoldenTree Ltd. By: GoldenTree Asset Management, LP as a Lender
By:	/s/ Karen A. Weber
	Name:	Karen A. Weber
	Title:	Director, Bank Debt

GoldenTree 2004 Trust By: GoldenTree Asset Management, LP as a Lender
By:	/s/ Karen A. Weber
	Name:	Karen A. Weber
	Title:	Director, Bank Debt

GoldenTree Credit Opportunities Financing II, Limited By: GoldenTree Asset Management, LP as a Lender
By:	/s/ Karen A. Weber
	Name:	Karen A. Weber
	Title:	Director, Bank Debt

GoldenTree Credit Opportunities Financing I, Limited By: GoldenTree Asset Management, LP as a Lender
By:	/s/ Karen A. Weber
	Name:	Karen A. Weber
	Title:	Director, Bank Debt

GoldenTree MultiStrategy Financing, Ltd By: GoldenTree Asset Management, LP as a Lender
By:	/s/ Karen A. Weber
	Name:	Karen A. Weber
	Title:	Director, Bank Debt

Greenwich International, Ltd. as a Lender
By:	/s/ Kevin Cavanaugh
	Name:	Kevin Cavanaugh
	Title:	SVP

The Hartford Mutual Funds, Inc. on behalf of the Hartford Floating Rate Fund by Hartford Investment Management Company, its sub-advisor, as a lender
By:	/s/ John P. Connor
	Name:	John P. Connor
	Title:	Senior Vice President

STANWICH LOAN FUNDING LLC as a Lender
By:	/s/ Christina L. Ramseur
	Name:	Christina L. Ramseur
	Title:	Assistant Vice President

Stedman CBNA Loan Funding LLC, for itself or as agent for Stedman CFPI Loan Funding LLC as a Lender
By:	/s/ Molly Walter
	Name:	Molly Walter
	Title:	Attorney-in-Fact

Highland Credit Strategies Fund as a Lender
By:	/s/ M. Jason Blackburn
	Name:	M. Jason Blackburn
	Title:	Treasurer

Highland Floating Rate LLC as a Lender
By:	/s/ M. Jason Blackburn
	Name:	M. Jason Blackburn
	Title:	Treasurer

Highland Floating Rate Advantage Fund as a Lender
By:	/s/ M. Jason Blackburn
	Name:	M. Jason Blackburn
	Title:	Treasurer

Loan Funding IV LLC By: Highland Capital Management, L.P., As Collateral Manager By: Strand Advisors, Inc., Its General Partner as a Lender
By:	/s/ Brian Lohrding
	Name:	Brian Lohrding
	Title:	Treasurer, Strand Advisors, Inc., General Partner of Highland Capital Management, L.P.

Highland Legacy Limited By: Highland Capital Management, L.P., As Collateral Manager By: Strand Advisors, Inc., Its General Partner as a Lender
By:	/s/ Brian Lohrding
	Name:	Brian Lohrding
	Title:	Treasurer, Strand Advisors, Inc., General Partner of Highland Capital Management, L.P.

Highland Offshore Partners, L.P. By: Highland Capital Management, L.P., As Collateral Manager By: Strand Advisors, Inc., Its General Partner as a Lender
By:	/s/ Brian Lohrding
	Name:	Brian Lohrding
	Title:	Treasurer, Strand Advisors, Inc., General Partner of Highland Capital Management, L.P.

Rockwall CDO LTD. By: Highland Capital Management, L.P., As Collateral Manager By: Strand Advisors, Inc., Its General Partner as a Lender
By:	/s/ Brian Lohrding
	Name:	Brian Lohrding
	Title:	Treasurer, Strand Advisors, Inc., General Partner of Highland Capital Management, L.P.

Red River CLO Ltd. By: Highland Capital Management, L.P., As Collateral Manager By: Strand Advisors, Inc., Its General Partner as a Lender
By:	/s/ Brian Lohrding
	Name:	Brian Lohrding
	Title:	Treasurer, Strand Advisors, Inc., General Partner of Highland Capital Management, L.P.

Loan Funding VII LLC By: Highland Capital Management, L.P., As Collateral Manager By: Strand Advisors, Inc., Its General Partner as a Lender
By:	/s/ Brian Lohrding
	Name:	Brian Lohrding
	Title:	Treasurer, Strand Advisors, Inc., General Partner of Highland Capital Management, L.P.

Liberty CLO, Ltd. By: Highland Capital Management, L.P., As Collateral Manager By: Strand Advisors, Inc., Its General Partner as a Lender
By:	/s/ Brian Lohrding
	Name:	Brian Lohrding
	Title:	Treasurer, Strand Advisors, Inc., General Partner of Highland Capital Management, L.P.

HSH Nordbank AG, New York Branch as a Lender
By:	/s/ T. K. Emmons
	Name:	T. K. Emmons
	Title:	SUP

By:	/s/ Lisa Cintron
	Name:	Lisa Cintron
	Title:	Vice President

AIM FLOATING RATE FUND By: INVESCO Senior Secured Management, Inc., as Sub-Advisor
By:	/s/ Angela Gambardella
	Name:	Angela Gambardella
	Title:	Authorized Signatory

DIVERSIFIED CREDIT PORTFOLIA LTD. By: INVESCO Senior Secured Management, Inc., as Investment Advisor
By:	/s/ Angela Gambardella
	Name:	Angela Gambardella
	Title:	Authorized Signatory

Atlas Loan Funding 7, LLC By: Atlas Capital Funding, Ltd. By: Structured Asset Investors, LLC Its Investment Manager as a Lender
By:	/s/ Diana M. Himes
	Name:	Diana M. Himes
	Title:	Associate

NAUTIQUE FUNDING LTD. By: INVESCO Senior Secured Management, Inc., as Collateral Manager
By:	/s/ Angela Gambardella
	Name:	Angela Gambardella
	Title:	Authorized Signatory

SAGAMORE CLO LTD. By: INVESCO Senior Secured Management, Inc., as Collateral Manager
By:	/s/ Angela Gambardella
	Name:	Angela Gambardella
	Title:	Authorized Signatory

SARATOGA CLO I, LIMITED By: INVESCO Senior Secured Management, Inc., as the Asset Manager
By:	/s/ Angela Gambardella
	Name:	Angela Gambardella
	Title:	Authorized Signatory

SKY LOAN FUNDING LLC as a Lender
By:	/s/ David Balmert
	Name:	David Balmert
	Title:	Attorney-in-Kind

KINGSLAND III, LTD., as a Lender
By:	/s/ Vincent Siino
	Name:	Vincent Siino
	Title:	Authorized Officer, Kingsland Capital Management, LLC, as Manager

KINGSLAND II, LTD., as a Lender
By:	/s/ Vincent Siino
	Name:	Vincent Siino
	Title:	Authorized Officer, Kingsland Capital Management, LLC, as Manager

KINGSLAND I, LTD., as a Lender
By:	/s/ Vincent Siino
	Name:	Vincent Siino
	Title:	Authorized Officer, Kingsland Capital Management, LLC, as Manager

Bushnell CBNA Loan Funding LLC, for itself or as agent for Bushnell CFPI Loan Funding L.L.C. as a Lender
By:	/s/ Molly Walter
	Name:	Molly Walter
	Title:	Attorney-in-Fact

Grand Central Asset Trust, FPV Series
By:	/s/ Beata Konopko
	Name:	Beata Konopko
	Title:	Attorney-in-Fact

Trumbull THC2 Loan Funding LLC, for itself or as agent for Trumbull THC2 CFPI Loan Funding L.L.C. as a Lender
By:	/s/ Molly Walter
	Name:	Molly Walter
	Title:	Attorney-in-Fact

Grand Central Asset Trust, PFV Series
By:	/s/ Beata Konopko
	Name:	Beata Konopko
	Title:	Attorney-in-Fact

LightPoint CLO 2004-1, Ltd. Premium Loan Trust I, Ltd. LightPoint CLO III, Ltd. LightPoint CLO IV, Ltd.
By:	/s/ Colin Donlan
	Name:	Colin Donlan
	Title:	Director

LONG LANE MASTER TRUST IV as a Lender
By:	/s/ Christina L. Ramseur
	Name:	Christina L. Ramseur
	Title:	Authorized Agent

LATITUDE CLO II, LTD as a Lender
By:	/s/ Chauncey F. Lufkin
	Name:	Chauncey F. Lufkin
	Title:	CIO

Luminus Energy Partners Master Fund, Ltd. as a Lender
By:	/s/ Paul Segal
	Name:	Paul Segal
	Title:	Director

CONTINENTAL CASUALTY COMPANY as a Lender
By:	/s/ Marilou R. McGirr
	Name:	Marilou R. McGirr
	Title:	Vice President and Assistant Treasurer

GANNETT PEAK CLO I, LTD. By: McDonnell Investment Management, LLC, as Investment Manager as a Lender
By:	/s/ Kathleen A. Zarn
	Name:	Kathleen A. Zarn
	Title:	Vice President

MCDONNELL LOAN OPPORTUNITY LTD. By: McDonnell Investment Management, LLC, as Investment Manager as a Lender
By:	/s/ Kathleen A. Zarn
	Name:	Kathleen A. Zarn
	Title:	Vice President

WIND RIVER CLO II — TATE INVESTORS, LTD. By: McDonnell Investment Management, LLC, as Manager as a Lender
By:	/s/ Kathleen A. Zarn
	Name:	Kathleen A. Zarn
	Title:	Vice President

WIND RIVER CLO I, LTD. By: McDonnell Investment Management, LLC, as Manager as a Lender
By:	/s/ Kathleen A. Zarn
	Name:	Kathleen A. Zarn
	Title:	Vice President

Senior High Income Portfolio, Inc.
BlackRock Debt Strategies Fund, Inc.
BlackRock Diversified Income Strategies Portfolio, Inc.
BlackRock Floating Rate Income Strategies Fund, Inc.
BlackRock Floating Rate Income Strategies Fund II, Inc.
Master Senior Floating Rate Trust
as Lenders

By:	/s/ Tom Colwell
	Name:	Tom Colwell
	Title:	Authorized Signatory

MERRILL LYNCH CREDIT PRODUCTS, LLC as a Lender
By:	/s/ Neyda Darias
	Name:	Neyda Darias
	Title:	Vice President

SOF INVESTMENTS, L.P. as a Lender
By:	/s/ Marc R. Lisker
	Name:	Marc R. Lisker
	Title:	Manager and General Counsel

Restoration Holdings Ltd. as a Lender
By:	/s/ Pamela M. Lawrence
	Name:	Pamela M. Lawrence
	Title:	Director

OAK HILL CREDIT OPPORTUNITIES FINANCING, LTD.
By:	/s/ Scott D. Krase
	Name:	Scott D. Krase
	Title:	Authorized Person

OHSF FINANCING, LTD.
By:	/s/ Scott D. Krase
	Name:	Scott D. Krase
	Title:	Authorized Person

OHSF II FNANCING, LTD.
By:	/s/ Scott D. Krase
	Name:	Scott D. Krase
	Title:	Authorized Person

OAK HILL CREDIT ALPHA FINANCE I, LLC

By:	Oak Hill Credit Alpha Fund, L.P. Its Member

By:	Oak Hill Credit Alpha Gen Par, L.P. Its General Partner

By:	Oak Hill Credit Alpha MGR, LLC, Its General Partner

By:	/s/ Scott D. Krase
	Name:	Scott D. Krase
	Title:	Authorized Person

OAK HILL CREDIT ALPHA FINANCE I (OFFSHORE), LTD.
By:	/s/ Scott D. Krase
	Name:	Scott D. Krase
	Title:	Authorized Person

OAK HILL CREDIT OPPORTUNITIES FINANCING, LTD.
By:	/s/ Scott D. Krase
	Name:	Scott D. Krase
	Title:	Authorized Person

OHSF II FNANCING, LTD.
By:	/s/ Scott D. Krase
	Name:	Scott D. Krase
	Title:	Authorized Person

OHSF II FNANCING, LTD.
By:	/s/ Scott D. Krase
	Name:	Scott D. Krase
	Title:	Authorized Person

HarbourView CLO 2006-1, Ltd as a Lender
By:	/s/ Sherry Settle
	Name:	Sherry Settle
	Title:	Manager

Oppenheimer Senior Floating Rate Fund, as a Lender
By:	/s/ Sherry Settle
	Name:	Sherry Settle
	Title:	Manager

HARBOUR TOWN FUNDING LLC as a Lender
By:	/s/ Christina L. Ramseur
	Name:	Christina L. Ramseur
	Title:	Assistant Vice President

TRS BRUIN LLC By: Deutsche Bank AG Cayman Islands Branch Its sole member By: DB Services New Jersey, Inc., as a Lender
By:	/s/ Alice L. Wagner
	Name:	Alice L. Wagner
	Title:	Vice President

By:	/s/ Edward Schaffer
	Name:	Edward Schaffer
	Title:	Vice President

Dryden VII — Leveraged Loan CDO 2004
By:	/s/ Stephen J. Collins
	Name:	Stephen J. Collins, VP
	Title:	Prudential Investment Management, Inc., as Collateral Manager

Dryden V — Leveraged Loan CDO 2004
By:	/s/ Stephen J. Collins
	Name:	Stephen J. Collins, VP
	Title:	Prudential Investment Management, Inc., as Collateral Manager

Dryden VIII — Leveraged Loan CDO 2005
By:	/s/ Stephen J. Collins
	Name:	Stephen J. Collins, VP
	Title:	Prudential Investment Management, Inc., as Collateral Manager

Loan Funding V, LLC
By:	/s/ Stephen J. Collins
	Name:	Stephen J. Collins, VP
	Title:	Prudential Investment Management, Inc., as Portfolio Manager

Dryden XVI — Leveraged Loan CDO 2004
By:	/s/ Stephen J. Collins
	Name:	Stephen J. Collins, VP
	Title:	Prudential Investment Management, Inc., as Collateral Manager

BOSTON HARBOR CLO 2004-1, Ltd.
By:	/s/ Beth Mazor
	Name:	Beth Mazor
	Title:	V.P.

PUTNAM BANK LOAN FUND (CAYMAN) MASTER FUND, a series of the PUTNAM OFFSHORE MASTER SERIES TRUST, by The Putnam Advisory Company, LLC
By:	/s/ Angela Patel
	Name:	Angela Patel
	Title:	Vice President

PUTNAM FLOATING RATE INCOME FUND
By:	/s/ Beth Mazor
	Name:	Beth Mazor
	Title:	V.P.

Yorkville CBNA Loan Funding LLC, for itself or as agent for Yorkville CFPI Loan Funding LLC as a Lender
By:	/s/ Molly Walter
	Name:	Molly Walter
	Title:	Attorney-in-Fact

TRS LEDA , LLC By: Deutsche Bank AG New York Branch, Its Sole Member By: DB Services New Jersey, Inc. s a Lender
By:	/s/ Alice L. Wagner
	Name:	Alice L. Wagner
	Title:	Vice President

By:	/s/ Deborah O’Keefe
	Name:	Deborah O’Keefe
	Title:	Vice President

Raven Credit Opportunities Master Fund, Ltd. By: Raven Asset Management, LLC As Investment Advisor as a Lender
By:	/s/ Kevin Gerlitz
	Name:	Kevin Gerlitz
	Title:	CFO

RCG Corporation Master Fund, Ltd. as a Lender
By:	/s/ Jeffrey H. Solomon
	Name:	Jeffrey H. Solomon
	Title:	Authorized Signatory

Sankaty Advisors, LLC as Collateral Manager for Race Point CLO, Limited, as Term Lender as a Lender
By:	/s/ Alan K. Halfenger
	Name:	Alan K. Halfenger
	Title:	Chief Compliance Officer Assistant Secretary

Sankaty Advisors, LLC as Collateral Manager for Race Point III CLO, Limited, as Term Lender as a Lender
By:	/s/ Alan K. Halfenger
	Name:	Alan K. Halfenger
	Title:	Chief Compliance Officer Assistant Secretary

Sankaty High Yield Partners, III, L.P. as a Lender
By:	/s/ Alan K. Halfenger
	Name:	Alan K. Halfenger
	Title:	Chief Compliance Officer Assistant Secretary

Chatham Light II CLO, Limited, by Sankaty Advisors LLC, as Collateral Manager as a Lender
By:	/s/ Alan K. Halfenger
	Name:	Alan K. Halfenger
	Title:	Chief Compliance Officer Assistant Secretary

Sankaty Advisors, LLC as Collateral Manager for Loan Funding XI LLC, As Term Lender as a Lender
By:	/s/ Alan K. Halfenger
	Name:	Alan K. Halfenger
	Title:	Chief Compliance Officer Assistant Secretary

Sankaty Advisors, LLC as Collateral Manager for Castle Hill III CLO, Limited, as Term Lender as a Lender
By:	/s/ Alan K. Halfenger
	Name:	Alan K. Halfenger
	Title:	Chief Compliance Officer Assistant Secretary

Sankaty Advisors, LLC as Collateral Manager for Castle Hill II - INGOTS, Ltd., as Term Lender

as a Lender
By:	/s/ Alan K. Halfenger
	Name:	Alan K. Halfenger
	Title:	Chief Compliance Officer Assistant Secretary

Sankaty Advisors, LLC as Collateral Manager for Nash Point CLO, Limited, as Term Lender as a Lender
By:	/s/ Alan K. Halfenger
	Name:	Alan K. Halfenger
	Title:	Chief Compliance Officer Assistant Secretary

Sankaty Advisors, LLC as Collateral Manager for Prospect Funding I, LLC, as Term Lender as a Lender
By:	/s/ Alan K. Halfenger
	Name:	Alan K. Halfenger
	Title:	Chief Compliance Officer Assistant Secretary

Katonah III Ltd by Sankaty Advisors, LLC as Sub-Advisors as a Lender
By:	/s/ Alan K. Halfenger
	Name:	Alan K. Halfenger
	Title:	Chief Compliance Officer Assistant Secretary

Chatham Light II CLO, Limited, by Sankaty Advisors LLC as Collateral Manager as a Lender
By:	/s/ Alan K. Halfenger
	Name:	Alan K. Halfenger
	Title:	Chief Compliance Officer Assistant Secretary

Satellite Senior Income Fund II, LLC By: Satellite Asset Management, L.P. Its Investment Manager as a Lender
By:	/s/ Simon Raykher
	Name:	Simon Raykher
	Title:	General Counsel

FIELD POINT II, LTD., as a Lender
By:	/s/ Richard Petrilli
	Name:	Richard Petrilli
	Title:	Authorized Signatory

FIELD POINT III, LTD., as a Lender
By:	/s/ Richard Petrilli
	Name:	Richard Petrilli
	Title:	Authorized Signatory

TRS CALLISTO LLC By: Deutsche Bank AG New York Branch, its Sole Member By: DB Services New Jersey, Inc. as a Lender
By:	/s/ Alice L. Wagner
	Name:	Alice L. Wagner
	Title:	Vice President

By:	/s/ Deirdre Whorton
	Name:	Deirdre Whorton
	Title:	Assistant Vice President

SOL Loan Funding LLC as a Lender
By:	/s/ Molly Walter
	Name:	Molly Walter
	Title:	Attorney-in-Fact

Stone Tower CLO V Ltd. By: Stone Tower Debt Advisors LLC, as its Collateral Manager
By:	/s/ Michael W. Delpercio
	Name:	Michael W. Delpercio
	Title:	Authorized Signatory

Rampart CLO I Ltd. By: Stone Tower Debt Advisors LLC, as its Collateral Manager
By:	/s/ Michael W. Delpercio
	Name:	Michael W. Delpercio
	Title:	Authorized Signatory

Cornerstone CLO Ltd. By: Stone Tower Debt Advisors LLC, as its Collateral Manager
By:	/s/ Michael W. Delpercio
	Name:	Michael W. Delpercio
	Title:	Authorized Signatory

Stone Tower Credit Funding I Ltd. By: Stone Tower Fund Management LLC, as its Collateral Manager
By:	/s/ Michael W. Delpercio
	Name:	Michael W. Delpercio
	Title:	Authorized Signatory

Stone Tower CLO II Ltd. By: Stone Tower Debt Advisors LLC, as its Collateral Manager
By:	/s/ Michael W. Delpercio
	Name:	Michael W. Delpercio
	Title:	Authorized Signatory

Granite Ventures III Ltd. By: Stone Tower Debt Advisors LLC, as its Collateral Manager
By:	/s/ Michael W. Delpercio
	Name:	Michael W. Delpercio
	Title:	Authorized Signatory

Granite Ventures II Ltd. By: Stone Tower Debt Advisors LLC, as its Collateral Manager
By:	/s/ Michael W. Delpercio
	Name:	Michael W. Delpercio
	Title:	Authorized Signatory

Granite Ventures I Ltd. By: Stone Tower Debt Advisors LLC, as its Collateral Manager
By:	/s/ Michael W. Delpercio
	Name:	Michael W. Delpercio
	Title:	Authorized Signatory

Stone Tower CLO IV Ltd. By: Stone Tower Debt Advisors LLC, as its Collateral Manager
By:	/s/ Michael W. Delpercio
	Name:	Michael W. Delpercio
	Title:	Authorized Signatory

Galaxy V CLO, LTD By: AIG Global Investment Corp. its Collateral Manager, as a Lender
By:	/s/ Steven S. Oh
	Name:	Steven S. Oh
	Title:	Managing Director

Galaxy VI CLO, LTD By: AIG Global Investment Corp. its Collateral Manager, as a Lender
By:	/s/ Steven S. Oh
	Name:	Steven S. Oh
	Title:	Managing Director

Centurion CDO VI, Ltd. By: RiverSource Investments, LLC as Collateral Manager as a Lender
By:	/s/ Robin C. Stancil
	Name:	Robin C. Stancil
	Title:	Director of Operations

Centurion CDO VII, Ltd. By: RiverSource Investments, LLC as Collateral Manager as a Lender
By:	/s/ Robin C. Stancil
	Name:	Robin C. Stancil
	Title:	Director of Operations

Centurion CDO 8, Limited By: RiverSource Investments, LLC as Collateral Manager as a Lender
By:	/s/ Robin C. Stancil
	Name:	Robin C. Stancil
	Title:	Director of Operations

Centurion CDO 9, Ltd. By: RiverSource Investments, LLC as Collateral Manager as a Lender
By:	/s/ Robin C. Stancil
	Name:	Robin C. Stancil
	Title:	Director of Operations

Centurion CDO 9, Ltd. By: RiverSource Investments, LLC as Collateral Manager as a Lender
By:	/s/ Robin C. Stancil
	Name:	Robin C. Stancil
	Title:	Director of Operations

Centurion CDO XI, Limited By: RiverSource Investments, LLC as Collateral Manager as a Lender
By:	/s/ Robin C. Stancil
	Name:	Robin C. Stancil
	Title:	Director of Operations

Centurion CDO 12, Limited By: RiverSource Investments, LLC as Collateral Manager as a Lender
By:	/s/ Robin C. Stancil
	Name:	Robin C. Stancil
	Title:	Director of Operations

RiverSource Bond Series, Inc. RiverSource Floating Rate Fund as a Lender
By:	/s/ Robin C. Stancil
	Name:	Robin C. Stancil
	Title:	Assistant Vice President

IDS Life Insurance Company By: RiverSource Investments, LLC as Collateral Manager as a Lender
By:	/s/ Yvonne E. Stevens
	Name:	Yvonne E. Stevens
	Title:	Senior Managing Director

Ameriprise Certificate Company By: RiverSource Investments, LLC as Collateral Manager as a Lender
By:	/s/ Yvonne E. Stevens
	Name:	Yvonne E. Stevens
	Title:	Senior Managing Director

Centurion CDO II, Ltd. By: RiverSource Investments, LLC as Collateral Manager as a Lender
By:	/s/ Robin C. Stancil
	Name:	Robin C. Stancil
	Title:	Director of Operations

Taconic Capital Partners 1.5 LP, By: Taconic Capital Advisors LLC, its investment advisor as a Lender
By:	/s/ Jon Jachman
	Name:	Jon Jachman
	Title:	Principal

The Foothill Group, Inc. as a Lender
By:	/s/ Dennis Ascher
	Name:	Dennis Ascher
	Title:	Senior Vice President

VRS Venor LLC By: Deutsche Bank AG Cayman Islands Branch, Its Sole Member By: DB Services New Jersey, Inc. as a Lender
By:	/s/ Alice R. Wagner
	Name:	Alice R. Wagner
	Title:	Vice President

By:	/s/ Deirdre Whorton
	Name:	Deirdre Whorton
	Title:	Assistant Vice President

GENERAL PARTNER: TCW BASS LAKE PARTNERS, L.P., as General Partner TCW ASSET MANAGEMENT COMPANY its Managing Member
By:	/s/ Melissa V. Weiler
	Name:	Melissa V. Weiler
	Title:	Managing Director

By:	/s/ Craig J. Rethmeyer
	Name:	Craig J. Rethmeyer
	Title:	Senior Vice President

LIMITED PARTNERS: Those Persons Identified on the Records of the General Partner By: TCW Bass Lake Partners, L.P., as attorney-in-fact By: TCW ASSET MANAGEMENT COMPANY its Managing Member
By:	/s/ Melissa V. Weiler
	Name:	Melissa V. Weiler
	Title:	Managing Director

By:	/s/ Craig J. Rethmeyer
	Name:	Craig J. Rethmeyer
	Title:	Senior Vice President

VITESSE CLO LTD. By: TCW Advisors as its Portfolio Manager
By:	/s/ Wayne Hosang
	Name:	Wayne Hosang
	Title:	Vice President

By:	/s/ Vikas Mavinkurve
	Name:	Vikas Mavinkurve
	Title:	Vice President

CELEBRITY CLO LIMITED By: TCW Advisors. Inc., as Agent
By:	/s/ Wayne Hosang
	Name:	Wayne Hosang
	Title:	Vice President

By:	/s/ Vikas Mavinkurve
	Name:	Vikas Mavinkurve
	Title:	Vice President

VELOCITY CLO, LTD. By: TCW Advisors. Inc., its Collateral Manager
By:	/s/ Wayne Hosang
	Name:	Wayne Hosang
	Title:	Vice President

By:	/s/ Vikas Mavinkurve
	Name:	Vikas Mavinkurve
	Title:	Vice President

TCW SELECT LOAN FUND, LIMITED By: TCW Advisors. Inc., as its Collateral Manager
By:	/s/ Wayne Hosang
	Name:	Wayne Hosang
	Title:	Vice President

By:	/s/ Vikas Mavinkurve
	Name:	Vikas Mavinkurve
	Title:	Vice President

TCW Senior Secured Floating Rate Loan Fund, L.P. By: TCW Advisors. Inc., as its Investment Advisor
By:	/s/ Wayne Hosang
	Name:	Wayne Hosang
	Title:	Vice President

By:	/s/ Vikas Mavinkurve
	Name:	Vikas Mavinkurve
	Title:	Vice President

TCW Senior Secured Loan Fund By: TCW Advisors. Inc., as its Investment Advisor
By:	/s/ Wayne Hosang
	Name:	Wayne Hosang
	Title:	Vice President

By:	/s/ Vikas Mavinkurve
	Name:	Vikas Mavinkurve
	Title:	Vice President

LOAN FUNDING I LLC a wholly-owned subsidiary of Citibank, N.A. By: TCW Advisors. Inc., as Portfolio Manager of Loan Funding I LLC
By:	/s/ Wayne Hosang
	Name:	Wayne Hosang
	Title:	Vice President

By:	/s/ Vikas Mavinkurve
	Name:	Vikas Mavinkurve
	Title:	Vice President

FIRST 2004-II CLO, LTD. By: TCW Advisors. Inc., its Collateral Manager
By:	/s/ Wayne Hosang
	Name:	Wayne Hosang
	Title:	Vice President

By:	/s/ Vikas Mavinkurve
	Name:	Vikas Mavinkurve
	Title:	Vice President

FIRST 2004-I CLO, LTD. By: TCW Advisors. Inc., its Collateral Manager
By:	/s/ Wayne Hosang
	Name:	Wayne Hosang
	Title:	Vice President

By:	/s/ Vikas Mavinkurve
	Name:	Vikas Mavinkurve
	Title:	Vice President

WG Horizons CLO I, as a Lender By: West Gate Horizons Advisors LLC, as Manager
By:	/s/ Gordon R. Cook
	Name:	Gordon R. Cook
	Title:	Senior Credit Analyst

WG Horizons CLO I, as a Lender By: West Gate Horizons Advisors LLC, as Manager
By:	/s/ Gordon R. Cook
	Name:	Gordon R. Cook
	Title:	Senior Credit Analyst

ENDURANCE CLO I., LTD, as a Lender c/o West Gate Horizons Advisors LLC, As Portfolio Manager
By:	/s/ Gordon R. Cook
	Name:	Gordon R. Cook
	Title:	Senior Credit Analyst

Union Bank of California, N.A. as a Lender
By:	/s/ Bryan Read
	Name:	Bryan Read
	Title:	Vice President

PRESIDENT & FELLOWS of HARVARD COLLEGE (Ref: Harvard Special Situations Account), as a Lender By: Whippoorwill Associates, Incorporated, its agent and authorized signatory
By:	/s/ Shelley F. Greenhaus
	Name:	Shelley F. Greenhaus
	Title:	President

BLUE CROSS OF CALIFORNIA, as a Lender By: Whippoorwill Associates, Incorporated, its agent and authorized signatory
By:	/s/ Shelley F. Greenhaus
	Name:	Shelley F. Greenhaus
	Title:	President

WHIPPOORWILL ASSOCIATES, INC. PROFIT SHARING PLAN, as a Lender
By:	/s/ Shelley F. Greenhaus
	Name:	Shelley F. Greenhaus
	Title:	Trustee

WHIPPOORWILL DISTRESSED OPPORTUNITY FUND, L.P., as a Lender By: Whippoorwill Distressed Opportunity Fund GP, LLC, its general partner By: Whippoorwill Associates, Incorporated, its managing member
By:	/s/ Shelley F. Greenhaus
	Name:	Shelley F. Greenhaus
	Title:	President

WHIPPOORWILL OFFSHORE DISTRESSED OPPORTUNITY FUND, LTD., as a Lender By: Whippoorwill Associates, Incorporated, its agent and authorized signatory
By:	/s/ Shelley F. Greenhaus
	Name:	Shelley F. Greenhaus
	Title:	President

PRESIDENT & FELLOWS of HARVARD COLLEGE, as a Lender By: Whippoorwill Associates, Incorporated, its agent and authorized signatory
By:	/s/ Shelley F. Greenhaus
	Name:	Shelley F. Greenhaus
	Title:	President

SILVERADO CLO 2006-1 LIMITED, as a Lender By: Wells Capital Management as Portfolio Manager
By:	/s/ Philip Susser
	Name:	Philip Susser
	Title:	Senior Analyst

VULCAN VENTURES, INC., as a Lender
By:	/s/ Philip Susser
	Name:	Philip Susser
	Title:	Senior Analyst

WELLS CAPITAL MANAGEMENT 16463700, as a Lender
By:	/s/ Philip Susser
	Name:	Philip Susser
	Title:	Senior Analyst

WELLS CAPITAL MANAGEMENT 13823100, as a Lender
By:	/s/ Philip Susser
	Name:	Philip Susser
	Title:	Senior Analyst

WELLS CAPITAL MANAGEMENT 12222133, as a Lender
By:	/s/ Philip Susser
	Name:	Philip Susser
	Title:	Senior Analyst

WELLS CAPITAL MANAGEMENT 18866500, as a Lender
By:	/s/ Philip Susser
	Name:	Philip Susser
	Title:	Senior Analyst

LANDESBANK HESSEN-THÜRINGEN GIROZENTRALE, as a Lender
By:	/s/ Phillip J. Kirkham
	Name:	Phillip J. Kirkham
	Title:	Vice President, Corporate Finance Division, Structured Finance

By:	/s/ David A. Leech
	Name:	David A. Leech
	Title:	Senior Vice President, Manager, Corporate Finance Division

OCM High Yield Plus Fund, L.P. As a Lender BY: OCM High Yield Plus Fund GP, LLC Its: General Partner BY: Oaktree Capital Management, LLC Its: Managing Member
By:	/s/ [illegible]
Name:
Title:

By:	/s/ Richard [illegible]
Name:
Title:

Exhibit A
to the Third Amendment
Annex 6.7A of Schedule 6.7
to the Credit Agreement

Exhibit B
to the Third Amendment

EXHIBIT I
to the Credit Agreement
FORM OF
PREPAYMENT OPTION NOTICE
Dated: ____, 200_
Deutsche Bank Trust Company Americas,
as First Priority Agent
Global Products Leveraged Loan Portfolio
60 Wall Street
New York, New York 10005
Attention: Marcus Tarkington
Telecopy No. 212-797-0070
Credit Suisse, as
Second Priority Agent
Eleven Madison Avenue
New York, New York 10010
Attention: James Moran
Telecopy No. 212-743-1878
Ladies and Gentlemen:
          The undersigned, [Deutsche Bank Trust Company Americas, as administrative agent for the First Priority Lenders] [CS as administrative agent for the Second Priority Term Lenders] (in such capacity, the “Administrative Agent”), refers to the Amended and Restated Revolving Credit, Term Loan and Guarantee Agreement, dated as of February 23, 2006 (the “Credit Agreement”), among Calpine Corporation (the “Borrower”), the subsidiaries of the Borrower named therein, the financial institutions from time to time parties thereto (collectively, the “Lenders”), and Deutsche Bank Trust Company Americas, as administrative agent for the First Priority Lenders, and Credit Suisse, as administrative agent for the Second Priority Term Lenders (collectively, the “Administrative Agents”) among others. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement. The Administrative Agent hereby gives notice of an offer of prepayment made by the Borrower pursuant to Section 2.17(e) of the Credit Agreement of the [First Priority Term Loans] [Second Priority Term Loans] Prepayment Amount. Amounts applied to prepay the [First Priority Term Loans] [Second Priority Term Loans] shall NOT be applied pro rata to the [First Priority Term Loan] [Second Priority Term Loan] held by you unless you elect to receive such prepayment pursuant to the instructions below. The portion of the prepayment amount to be allocated to the [First Priority Term Loan] [Second Priority Term Loan] held by you and the date on which such prepayment will be made to you (should you elect to receive such prepayment) are set forth below:
(A)	Total [First Priority Term Loan] [Second Priority Term Loan] Prepayment Amount:

(B)	Portion of [First Priority Term Loan] [Second Priority Term Loan] Prepayment Amount to be received by you:

(C)	Mandatory Prepayment Date (ten (10) Business Days after the date of this Prepayment Option Notice):
          IF YOU WISH TO RECEIVE ALL OR ANY OF THE [FIRST PRIORITY TERM LOAN] [SECOND PRIORITY TERM LOAN] PREPAYMENT AMOUNT TO BE ALLOCATED TO YOU ON THE MANDATORY PREPAYMENT DATE INDICATED IN PARAGRAPH (C) ABOVE, please sign this notice in the space provided below and indicate the percentage of the [First Priority Term Loan] [Second Priority Term Loan] Prepayment Amount otherwise payable which you wish to receive. Please return this notice as so completed via telecopy to the attention of [                                        ], no later than five (5) Business Days after receipt of this Prepayment Notice, at telecopy number [                                        ]. IF YOU DO NOT RETURN THIS NOTICE, YOU WILL NOT RECEIVE ANY OF THE [FIRST PRIORITY TERM LOAN] [SECOND PRIORITY TERM LOAN] PREPAYMENT ALLOCATED TO YOU ON THE MANDATORY PREPAYMENT DATE.
[remainder intentionally of page left blank.]

[DEUTSCHE BANK TRUST COMPANY AMERICAS, as First Priority Agent] [CREDIT SUISSE, as Second Priority Agent]
By:
Title:

                                                                  ,
(Name of Lender)

By:
Title:

Percentage of [First Priority Term Loan] [Second Priority Term Loan]:

Prepayment Amount accepted: %